Investment in Affiliate - Summary of Operations Accounted by Equity Method Investment (Detail) (JPY ¥) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Mar. 31, 2011
Operations:
Revenues	¥ 20,069	¥ 17,992	¥ 19,961
Cost of revenues	7,710	8,696	9,403
Selling, general and administrative expenses	11,718	9,177	10,430
Operating income	641	119	128
Interest expense, net	(181)	(151)	(122)
Other, net	58	524	321
Net income	¥ 518	¥ 492	¥ 327